UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 12, 2014

 Applied Micro Circuits Corporation
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-23193	94-2586591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
215 Moffett Park Drive, Sunnyvale, California 94089
(Address of Principal Executive Offices)
(408) 542-8600
(Registrants telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In May 2014, the Board of Directors of Applied Micro Circuits Corporation (the “Company”) approved an amendment to the Company’s 2012 Employee Stock Purchase Plan (the “2012 Purchase Plan”) to increase the number of shares available for purchase thereunder from 1,800,000 to 3,800,000, and directed that the matter be submitted to the Company’s stockholders for their approval. On August 12, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the proposal to approve and adopt the foregoing amendment to the 2012 Purchase Plan. A copy of the 2012 Purchase Plan, as amended, is filed as Exhibit 10.31 to this Form 8-K.
Item 5.07. Submission of Matters to a Vote of Security Holders.
As noted above, on August 12, 2014, the Company held its Annual Meeting of Stockholders. Proxies for the Annual Meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. Of the 78,127,086 outstanding shares of the Company’s common stock that could be voted at the Annual Meeting, 70,449,534 shares, or approximately 90%, were represented at the Annual Meeting in person or by proxy, which constituted a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal 1:	Election of the following persons to the Company’s Board of Directors to hold office until the next annual meeting of stockholders:

	For	Against	Abstain	Broker Non-Votes
Cesar Cesaratto	50,188,058	5,226,247	51,773	14,983,456
Paramesh Gopi, Ph.D.	55,192,934	224,376	48,768	14,983,456
Paul R. Gray, Ph.D.	51,201,059	4,213,948	51,071	14,983,456
Fred Shlapak	51,225,638	4,188,582	51,858	14,983,456
Robert Sproull, Ph.D.	55,199,664	215,102	51,312	14,983,456
Duston Williams	55,208,752	205,121	52,205	14,983,456

Proposal 2:	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015:

For	Against	Abstain	Broker Non-Votes
69,674,638	41,828	733,068	—

Proposal 3:	Approval of the amendment to the Applied Micro Circuits Corporation 2012 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
53,958,581	744,468	763,029	14,983,456

Proposal 4:	Advisory vote on executive compensation, as described in the Proxy Statement distributed in connection with the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
18,412,569	36,185,814	867,695	14,983,456

The Company’s Board of Directors and Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.
Item 9.01. Financial Statements and Exhibits.
(d)        Exhibits:

10.31    Applied Micro Circuits Corporation 2012 Employee Stock Purchase Plan, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: August 15, 2014	By:	/s/ L. William Caraccio
L. William Caraccio
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

10.31    Applied Micro Circuits Corporation 2012 Employee Stock Purchase Plan, as amended.